                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K/A

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                      1934


      Date of Report (Date of earliest event reported): February 23, 2001

                              BANK ONE CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                      001-15323                 31-0738296
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

             1 Bank One Plaza, Chicago, IL                       60670
        (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: 312-732-4000


Item 4. Changes in Registrant's Certifying Accountant
------

Explanatory Note: This Form 8-K/A amends the Registrant's Form 8-K, dated February 23, 2001, to reflect the fact that, as anticipated, Arthur Andersen LLP has issued its report on the Registrant's 2000 financial statements in conjunction with the March 27, 2001 filing of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2000.

(a) The Registrant has decided to no longer engage Arthur Andersen LLP ("AA") as its principal accountant and has selected KPMG LLP ("KPMG") to serve as its principal accountant for 2001. The change in accountants was recommended by the Audit and Risk Management Committee of the Registrant's Board of Directors and approved by the Board on February 23, 2001.

     AA's report on each of the Registrant's 1999 and 2000 financial statements did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope or accounting principles. During 1999 and 2000, and during the portion of 2001 preceding the Board's decision, there were no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to AA's satisfaction, would have caused it to refer to the subject matter of the disagreement(s) in connection with its reports; and there were no reportable events ("Reportable Events") as described in Item 304(a)(1)(v) of the Securities and Exchange Commission's (the "Commission") Regulation S-K.
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     The Registrant has provided a copy of the foregoing statements to AA.
     Attached as Exhibit 99(a) hereto is AA's letter to the Commission stating its agreement with such statements.

(b) Effective February 23, 2001, the Registrant has engaged KPMG as its principal accountant for 2001. During 1999 and 2000, and during the portion of 2001 preceding the Board's decision, neither the Registrant nor anyone acting on its behalf consulted with KPMG regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement with AA or a Reportable Event with respect to AA.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
------

(c)  Exhibits.

     Exhibit Number        Description of Exhibits
     --------------        -----------------------

     99(a) Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated March 27, 2001.





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                BANK ONE CORPORATION
                                    (Registrant)


Date: March 27, 2001            By:   /s/ Charles W. Scharf
      ----------------               --------------------------------
                                       Title: Chief Financial Officer

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                                 EXHIBIT INDEX



Exhibit Number        Description of Exhibits
--------------        -----------------------


99(a) Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated March 27, 2001.

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